SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 22, 2005

FINANCIAL ASSET SECURITIES CORP.

(as depositor under an Pooling and Servicing Agreement,

dated as of November 1, 2005, providing for the issuance of

ASSET BACKED CERTIFICATES, SERIES 2005-1)

Financial Asset Securities Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-127352-01	06-1442101
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

600 Steamboat Road,
Greenwich, Connecticut	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and December 31, 2003, and for each of the years in the period ended December 31, 2004, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2005; SEC File No. 1-10777); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2005 and for the three and six-month periods ended September 30, 2005 and September 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2005 (which was filed with the SEC on November 9, 2005); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2005 and for the three and six-month periods ended March 31, 2005 and March 31, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2005 and June 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2005 (which was filed with the SEC on August 9, 2005); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2005 and for the three-month periods ended March 31, 2005 and March 31, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2005 (which was filed with the Commission on May 10, 2005); and the Current Reports on Form 8-K filed with the SEC on April 11, 2005, April 20, 2005, May 5, 2005, July 20, 2005 and August 2, 2005 and the information furnished and deemed to be filed under Item 2.02 contained in Ambac Financial Group’s Current Report on Form 8-K dated and filed on October 19, 2005 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No, 333-127352) of the Registrant; and Prospectus Supplement relating to Home Loan Mortgage Loan Trust, Series 2005-1 and shall be deemed to be part hereof and thereof.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

FINANCIAL ASSET SECURITIES CORP.

By:	/s/ Frank Skibo
Name:	Frank Skibo
Title:	Managing Director

Dated:	November 22, 2005